UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 19, 2007
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                Date of Report (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                            0-22444                      25-1710500
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 (State or other                  (Commission File Number)         (IRS Employer
 jurisdiction of incorporation)                              Identification No.)


 9001 Perry Highway, Pittsburgh, Pennsylvania                              15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02    Results of Operations and Financial Condition

On January 19, 2007, WVS Financial Corp. issued a press release to report second quarter and six month net income and earnings per share for the period ended December 31, 2006. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits

    (a)      Not applicable

    (b)      Not applicable

    (c)      Exhibits

             Exhibit 99 - Press Release, dated January 19, 2007.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.





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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                WVS FINANCIAL CORP.



Dated:  January 19, 2007                        By:   /s/ David J. Bursic
                                                      --------------------------
                                                      David J. Bursic
                                                      President and
                                                      Chief Executive Officer




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